Pagaya Reports First Quarter 2025 Results, GAAP Profitable Earlier than Expected ● Reported strong performance across key metrics: ○ Net income attributable to Pagaya shareholders of $8 million; up $29 million YoY ○ Record Adjusted EBITDA of $80 million; up 100% YoY ○ Record total revenue and other income of $290 million; up 18% YoY ● Company raises full-year guidance for Total Revenue, GAAP Net Income and Adjusted EBITDA New York, NY and Tel Aviv, Israel – May 7, 2025 – Pagaya Technologies Ltd. (NASDAQ: PGY) (“Pagaya”, the “Company” or “we”), a global technology company delivering artificial intelligence infrastructure for the financial ecosystem, today announced financial results for the quarter ending March 31, 2025. For additional information, view Pagaya's first quarter 2025 letter to shareholders here. “Pagaya has entered a new era in 2025—an era of profitability. Our focus is clear: growing profit and creating long-term value for our shareholders while bridging Wall Street and Main Street. With strong operating leverage, diversified funding, and growing partner adoption, this is just the beginning,” said Gal Krubiner, co-founder and CEO of Pagaya Technologies. First Quarter 2025 Highlights All comparisons are made versus the same period in 2024 and on a year-over-year basis unless otherwise stated. ● GAAP net income attributable to Pagaya shareholders of $8 million (exceeding outlook of ($20) million to breakeven) increased by $29 million year-over-year, driven primarily by revenue growth and operational efficiencies. ● Network volume of $2.4 billion (versus our outlook of $2.5 billion to $2.7 billion) roughly flat year-over-year as we continue to focus on profitable growth. ● Record total revenue and other income of $290 million (at the high-end of outlook of $280 million to $295 million) increased by 18% year-over-year, driven by a 19% increase in revenue from fees. ● Revenue from fees less production costs (“FRLPC”) of $116 million increased by 26% year-over-year, driven by improved economics in our personal loan and auto verticals.

● The Company raised $1.4 billion across 3 transactions in Q1 and expanded its funding network by 3 new investors, for a total of 135 funding partners, with additional 2 executed so far in Q2. ● Record adjusted EBITDA of $80 million (exceeding outlook of $65 million to $75 million) increased by $40 million compared to the prior year period, benefiting from the growth in FRLPC and operating leverage as the business scales. ● Adjusted net income of $53 million, which excludes the impact of non-cash items such as share-based compensation expense. Second Quarter 2025 Outlook 2Q25 Network Volume Expected to be between $2.3 billion and $2.5 billion Total Revenue and Other Income Expected to be between $290 million and $310 million Adjusted EBITDA Expected to be between $75 million and $90 million GAAP Net Income Expected to be between breakeven and $10 million Full Year 2025 Outlook FY25 Network Volume Expected to be between $9.5 billion and $11 billion Total Revenue and Other Income Expected to be between $1.175 billion and $1.3 billion Adjusted EBITDA Expected to be between $290 million and $330 million GAAP Net Income Expected to be between $10 million and $45 million Webcast The Company will hold a webcast and conference call today, May 7, 2025, at 8:30 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Company’s website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Company’s website. Shortly after the call, a replay of the webcast will be available for 90 days on the Company’s website. The conference call can also be accessed by dialing 1-877-407-9208 or 1-201-493-6784. The telephone replay can be accessed by dialing 1-844-512-2921 or 1-412-317-6671 and providing the conference ID# 13753161. The telephone replay will be available starting shortly after the call until Wednesday, May 21, 2025. A replay will also be available on the Investor Relations website following the call.

About Pagaya Technologies Pagaya (NASDAQ: PGY) is a global technology company making life-changing financial products and services available to more people nationwide. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: The Company’s strategy and future operations, including the Company’s ability to continue to deliver consistent results for its lending partners and investors; the Company’s ability to continue to drive sustainable gains in profitability; the Company’s ability to achieve continued momentum in its business; the Company’s ability to maintain positive net cash flow; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income, Net Income and Adjusted EBITDA for the second quarter and full year 2025. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: the Company's ability to attract new partners and to retain and grow its relationships with existing partners to support the underlying investment needs for its securitizations and funds products; the need to maintain a consistently high level of trust in its brand; the concentration of a large percentage of its investment revenue with a small number of partners and platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to improve, operate and implement its technology, its existing funding arrangements for the Company and its affiliates that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; the performance of loans facilitated through its model; changes in market interest rates; its securitizations, warehouse credit facility agreements; the impact on its business of general economic conditions, including, but not limited to rising interest rates, inflation, supply chain disruptions, exchange rate fluctuations and labor shortages; the effect of and uncertainties related to public health crises such as the COVID-19 pandemic (including any government responses thereto); geopolitical conflicts such as the war in Israel; its ability to realize the potential benefits of past or future acquisitions; anticipated benefits and savings from our recently announced reduction in workforce; changes in the political, legal and regulatory framework for AI technology, machine learning, financial institutions and consumer protection; the ability to maintain the listing of our securities on Nasdaq; the financial performance of its partners, and fluctuations in the U.S. consumer credit and housing market; its ability to grow effectively through strategic alliances; seasonal fluctuations in our revenue as a result of consumer spending and saving patterns; pending and future litigation, regulatory actions and/or compliance issues including with respect to the merger with EJF Acquisition Corp.; and other risks that are described in and the Company’s Form 10-K filed on March 12, 2025 and subsequent filings with the U.S. Securities and

Exchange Commission. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this press release and Form 8- K, such as Fee Revenue Less Production Costs (“FRLPC”), FRLPC %(FRLPC divided by Network Volume), Adjusted EBITDA and Adjusted Net Income, have not been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC %, Adjusted Net Income and Adjusted EBITDA to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income and Adjusted EBITDA to net income (loss) attributable to Pagaya’s shareholders and FRLPC to operating income, and a calculation of FRLPC % as FRLPC divided by Network Volume. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view Adjusted Net Income and Adjusted EBITDA in conjunction with its respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPC”) is defined as revenue from fees less production costs. FRLPC % is defined as FRLPC divided by Network Volume. Adjusted Net Income is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, change in fair value of contingent liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non-recurring expenses associated with mergers and acquisitions. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd.’s shareholders excluding share-based compensation expense, change in fair value of warrant liability, change in fair value of contingent liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions, interest expense, depreciation expense, and income tax expense (benefit).

These items are excluded from our Adjusted Net Income and Adjusted EBITDA measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe FRLPC, FRLPC %, Adjusted Net Income and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, we have included FRLPC, FRLPC %, Adjusted Net Income and Adjusted EBITDA because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The tables below provide reconciliations of Adjusted EBITDA to Net Income Attributable to Pagaya Technologies Ltd. and FRLPC to operating income, in each case the most directly comparable U.S. GAAP measure. In addition, Pagaya provides an outlook for the second quarter and fiscal year 2025 on a non- GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected Net Loss Attributable to Pagaya under “Full-Year 2025 Outlook” without unreasonable effort because certain items that impact net income (loss) and other reconciling items are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s U.S. GAAP financial results. Investors & Analysts Josh Fagen, CFA Head of Investor Relations & COO of Finance IR@pagaya.com Media & Press Emily Passer Head of PR & External Communications Press@pagaya.com

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) (In thousands, except share and per share data) Three Months Ended March 31, 2025 2024 Revenue Revenue from fees $ 282,704 $ 237,004 Other Income Interest income 7,676 7,744 Investment (loss) income (391) 528 Total Revenue and Other Income 289,989 245,276 Production costs 167,083 144,881 Technology, data and product development (1) 19,444 19,380 Sales and marketing (1) 9,594 10,257 General and administrative (1) 46,183 63,068 Total Costs and Operating Expenses 242,304 237,586 Operating Income 47,685 7,690 Other expense, net (47,733) (34,349) Loss Before Income Taxes (48) (26,659) Income tax (benefit) expense (2,540) 5,003 Net Income (Loss) Including Noncontrolling Interests 2,492 (31,662) Less: Net loss attributable to noncontrolling interests (5,401) (10,439) Net Income (Loss) Attributable to Pagaya Technologies Ltd. $ 7,893 $ (21,223) Per share data: Net income (loss) attributable to Pagaya Technologies Ltd. shareholders $ 7,893 $ (21,223) Less: Undistributed earnings allocated to preferred shares 489 — Net income (loss) attributable to Pagaya Technologies Ltd.’s ordinary shares $ 7,404 $ (21,223) Earnings (loss) per share attributable to Pagaya Technologies Ltd.’s ordinary shares: Basic $ 0.10 $ (0.33) Diluted $ 0.10 $ (0.33) Non-GAAP adjusted net income (2) $ 53,189 $ 13,331 Non-GAAP adjusted net income per share: Basic $ 0.70 $ 0.21 Diluted $ 0.69 $ 0.20 Weighted average shares outstanding: Basic 75,765,080 64,504,458 Diluted 77,043,464 65,890,518 (1) The following table sets forth share-based compensation for the periods indicated below: Three Months Ended March 31, 2025 2024 Technology, data and product development $ 1,097 $ 2,905 Selling and marketing 4,780 2,852 General and administrative 7,295 9,718 Total $ 13,172 $ 15,475 (2) See “Reconciliation of Non-GAAP Financial Measures.”

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands) March 31, December 31, 2025 2024 Assets Current assets: Cash and cash equivalents $ 186,797 $ 187,921 Restricted cash 18,123 18,595 Fees and other receivables (1) 107,543 97,932 Investments in loans and securities (1) 19,665 22,087 Prepaid expenses and other current assets 23,435 24,944 Total current assets 355,563 351,479 Non-current assets: Restricted cash 24,714 20,002 Fees and other receivables 28,427 29,182 Investments in loans and securities 740,828 756,322 Equity method and other investments 21,543 21,933 Right-of-use assets 35,371 36,876 Property and equipment, net 36,135 37,974 Goodwill 22,903 23,062 Intangible assets, net 11,671 12,821 Prepaid expenses and other assets 1,210 1,421 Total non-current assets 922,802 939,593 Total Assets $ 1,278,365 $ 1,291,072 Liabilities and Shareholders’ Equity Current liabilities: Accounts payable $ 10,006 $ 6,992 Accrued expenses and other liabilities 33,621 45,362 Current maturities of operating lease liabilities 6,574 6,453 Current portion of long-term debt 17,750 17,750 Secured borrowing 118,058 109,079 Income taxes payable 12,686 9,858 Total current liabilities 198,695 195,494 Non-current liabilities: Warrant liability 1,992 893 Long-term debt 300,169 303,567 Exchangeable notes 146,925 146,342 Secured borrowing 60,691 67,010 Operating lease liabilities 28,574 30,611 Long-term tax and deferred tax liabilities, net 26,266 31,359 Total non-current liabilities 564,617 579,782 Total Liabilities 763,312 775,276 Redeemable convertible preferred shares 74,250 74,250 Shareholders’ equity: Additional paid-in capital 1,299,010 1,282,022 Accumulated other comprehensive loss (27,370) (11,488) Accumulated deficit (936,150) (944,043) Total Pagaya Technologies Ltd. shareholders’ equity 335,490 326,491 Noncontrolling interests 105,313 115,055 Total shareholders’ equity 440,803 441,546 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,278,365 $ 1,291,072 (1) Accrued interest receivable of $14.3 million, previously reported within “Fee and other receivables” as of December 31, 2024, has been reclassified to “Investment in loans and securities” to conform to the current period’s presentation.

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Three Months Ended March 31, 2025 2024 Cash flows from operating activities Net income (loss) including noncontrolling interests $ 2,492 $ (31,662) Adjustments to reconcile net income (loss) to net cash used in operating activities: Equity method loss (income) 391 (528) Depreciation and amortization 7,722 6,317 Share-based compensation 13,172 15,475 Fair value adjustment to warrant liability 1,099 (1,900) Impairment loss on investments in loans and securities (1) 37,080 26,987 Gain on sale of investments in loans and securities (5,894) — Amortization of deferred costs 2,396 475 Write-off of capitalized software — 408 Loss on foreign exchange 32 264 Change in operating assets and liabilities: Fees and other receivables (1) (8,844) (6,832) Accrued interest on investments (1) (6,088) (4,940) Prepaid expenses and other assets 1,652 (1,936) Right-of-use assets 1,505 1,879 Accounts payable 3,016 1,885 Accrued expenses and other liabilities (11,615) 8,298 Operating lease liability (1,415) (1,524) Income taxes (2,274) 5,043 Net cash provided by operating activities 34,427 17,709 Cash flows from investing activities Proceeds from the sale/maturity/prepayment of: Investments in loans and securities (1) 58,674 38,658 Cash and restricted cash acquired from Theorem Technology, Inc. 159 — Payments for the purchase of: Investments in loans and securities (81,943) (261,638) Property and equipment (3,776) (5,145) Net cash used in investing activities (26,886) (228,125) Cash flows from financing activities Proceeds from sale of ordinary shares, net of issuance costs — 89,938 Proceeds from long-term debt — 244,725 Proceeds from secured borrowing 49,162 97,448 Proceeds received from noncontrolling interests — 2,815 Proceeds from revolving credit facility — 44,000 Proceeds from exercise of stock options, warrants and contributions to ESPP 2,859 161 Proceeds from issuance of ordinary shares from the Equity Financing Purchase Agreement — 5,338 Distributions made to noncontrolling interests (4,442) (2,515) Payments made to revolving credit facility — (134,000) Payments made to secured borrowing (46,919) (38,005) Payments made to long-term debt (4,439) (3,188) Debt issuance costs — (7,974) Net cash (used in) provided by financing activities (3,779) 298,743 Effect of exchange rate changes on cash, cash equivalents and restricted cash (646) (820) Net increase in cash, cash equivalents and restricted cash 3,116 87,507 Cash, cash equivalents and restricted cash, beginning of period 226,518 222,541 Cash, cash equivalents and restricted cash, end of period $ 229,634 $ 310,048 (1) Accrued interest receivable of $14.3 million, previously reported within “Fee and other receivables” as of December 31, 2024, has been reclassified to “Investment in loans and securities” to conform to the current period’s presentation.

PAGAYA TECHNOLOGIES LTD. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED) ($ in thousands, unless otherwise noted) Three Months Ended March 31, 2025 2024 Net Income (Loss) Attributable to Pagaya Technologies Ltd. $ 7,893 $ (21,223) Adjusted to exclude the following: Share-based compensation 13,172 15,475 Fair value adjustment to contingent liability (3,184) — Fair value adjustment to warrant liability 1,099 (1,900) Impairment loss on certain investments 29,511 19,483 Restructuring expenses 962 820 Transaction-related expenses 14 400 Non-recurring expenses 3,722 276 Adjusted Net Income $ 53,189 $ 13,331 Adjusted to exclude the following: Interest expenses 21,212 15,164 Income tax (benefit) expense (2,540) 5,003 Depreciation and amortization 7,722 6,317 Adjusted EBITDA $ 79,583 $ 39,815 Three Months Ended March 31, 2025 2024 Operating Income $ 47,685 $ 7,690 Add: Technology, data and product development 19,444 19,380 Add: Sales and marketing 9,594 10,257 Add: General and administrative 46,183 63,068 Less: Interest income 7,676 7,744 Less: Investment (loss) income (391) 528 Fee Revenue Less Production Costs (FRLPC) $ 115,621 $ 92,123 Network Volume (in millions) 2,400 2,419 Fee Revenue Less Production Costs % (FRLPC %) 4.8% 3.8%